Exhibit 10.4
MORTGAGE
TO BE RECORDED IN THE
MORTGAGE RECORDS OF
SHIAWASSEE COUNTY, MICHIGAN
THIS MORTGAGE (this “Mortgage”), executed on the date indicated on the acknowledgment attached to this Mortgage, but to be effective as of July 8, 2009, is entered into by WOODARD—CM, LLC, a Delaware limited liability company, as mortgagor for all purposes hereunder (“Borrower”), whose address is 650 South Royal Lane, Suite 100, Coppell, Texas 75019, Attention: Mr. Brad Heimann, for the benefit of THE FROST NATIONAL BANK, as mortgagee for all purposes hereunder (“Lender”), whose address is 100 W. Houston, San Antonio, Texas 78205, Attention: Ms. Kathy Hargrave. For all state law, statutory and other purposes hereunder, (i) the term “Borrower” as used herein shall be deemed to mean a mortgagor of the Property as described herein the same as if the term “mortgagor” were used in lieu of the term “Borrower” throughout this Mortgage, and (ii) the term “Lender” as used herein shall be deemed to mean a mortgagee of the Property with all of the rights conferred hereby the same as if the term “mortgagee” were used in lieu of the term “Lender” throughout this Mortgage.
W I T N E S S E T H:
THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NO/100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, INCLUDING THE INDEBTEDNESS HEREIN RECITED AND THE TRUST HEREIN CREATED, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, BORROWER HEREBY IRREVOCABLY MORTGAGES, WARRANTS, GRANTS, BARGAINS, PLEDGES, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO AND IN FAVOR OF LENDER AND ITS SUCCESSORS AND ASSIGNS, with power of sale, in all of Borrower’s estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the “Property”):
(A) All that certain real property situated in the County of Shiawassee, State of Michigan, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the “Land”), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy, now owned or hereafter acquired;
(B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Land (the “Improvements”);
(C) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other entitlements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower; and all rights to make divisions, bonus divisions and redivisions of the Land that are exempt from the platting requirements of the Michigan Land Division Act, Act No. 288, of the Michigan Public Acts of 1966, as it shall be amended;

(D) All fixtures and equipment, necessary for the operation of the building owned by Borrower and now or hereafter located on, attached to or used in or about the Improvements, such as machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, in each case solely to the extent necessary for the operation of the building, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);
(E) All water, water courses, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights and powers which are appurtenant to, located on, under or above or used in connection with the Land or the Improvements, or any part thereof, together with (i) all utilities, utility lines, utility commitments, utility capacity, capital recovery charges, impact fees and other fees paid in connection with same, (ii) reimbursements or other rights pertaining to utility or utility services provided to the Land and/or Improvements and (iii) the present or future use or availability of waste water capacity, or other utility facilities to the extent same pertain to or benefit the Land and/or Improvements, including, without limitation, all reservations of or commitments or letters covering any such use in the future, whether now existing or hereafter created or acquired;
(F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Land;
(G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Reserves (as hereinafter defined);
(H) All leases, licenses, tenancies, concessions and occupancy agreements of the Land or the Improvements now or hereafter entered into (collectively the “Leases”) and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the “Rents” or “Rents and Profits”) of the Land or the Improvements, or the fixtures or equipment, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease (including, without limitation, oil, gas and mineral leases), license, tenancy, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities (the “Security Deposits”) to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 1.11 hereinbelow; the foregoing Leases and Rents are specifically assigned and transferred to Lender pursuant to and including all rights conferred by Act No. 210 of the Michigan Public Acts of 1953, as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 544.231 et seq.); and to the extent applicable Act No. 228 of the Michigan Public Acts of 1925 [MCLA 554.211 et seq.], and include all or any part of the oil and gas located in, on or under oil and gas properties, and all or any of the rents and profits from oil and gas properties, and the income from the sales of oil and gas produced or to be produced from oil and gas properties (in accordance with Act No. 66 of the Michigan Public Acts of 1956 [MCLA 565.81 et seq.]). Leases shall include any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the “Bankruptcy Code”) or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same, and Rents shall include all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Property and all claims as a creditor in connection with any of the foregoing) and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the indebtedness secured hereby;

(I) All contracts and agreements now or hereafter entered into covering any part of the Land or the Improvements (collectively, the “Contracts”) and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Land or the Improvements (including plans, specifications, studies, drawings, surveys, tests, operating and other reports, bonds and governmental approvals) or to the management or operation of any part of the Land or the Improvements;
(J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Land or the Improvements;
(K) All present and future funds, accounts, instruments (including, without limitation, promissory notes), investment property, letter-of-credit rights, letters of credit, money, supporting obligations, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, payment intangibles and software, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Land or the Improvements, all names by which the Land or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Borrower has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land or the Improvements) and all notes or chattel paper (whether tangible or electronic) now or hereafter arising from or by virtue of any transactions related to the Land or the Improvements and all rebates and refunds of real estate taxes and assessments (and any other governmental impositions related to the Property or the operations conducted or to be conducted on the Property) (collectively, the “General Intangibles”);
(L) All water taps, sewer taps, certificates of occupancy, permits, special permits, uses, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Land or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land or the Improvements;
(M) All building materials, building supplies and building equipment now or hereafter placed on the Land or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Land or the Improvements;
(N) All right, title and interest of Borrower in any insurance policies or binders now or hereafter relating to the Property, including any unearned premiums thereon;

(O) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and
(P) All other or greater rights and interests of every nature in the Land or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Borrower.
FOR THE PURPOSE OF SECURING:
(1) The debt evidenced by that certain Term Loan Note (together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements and extensions thereof, is hereinafter referred to as the “Note”) of even date with this Mortgage, made by Borrower and payable to the order of Lender in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) (the “Loan” or the “Loan Amount”), together with interest and any fees as therein provided;
(2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in that certain Term Loan Agreement (“Loan Agreement”) dated of even date herewith executed by and between Borrower, Lender, and Craftmade International, Inc., a Delaware corporation, and any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, Loan Agreement, this Mortgage, the Assignment (as hereinafter defined) and such other agreements, documents and instruments, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions and modifications thereof, are hereinafter collectively referred to as the “Loan Documents”) and the payment of all other sums therein covenanted to be paid, including, without limitation, any applicable yield maintenance premiums or prepayment fees;
(3) Any and all future or additional advances (whether or not obligatory) made by Lender to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments, operating expenses or insurance premiums as hereinafter provided or for performance of any of Borrower’s obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Borrower remains the owner of the Property at the time of such advances) together with interest thereon at the default rate of interest under the Note; and
(4) Any and all other indebtedness now owing or which may hereafter be owing by Borrower to Lender, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements and extensions thereof.
(All of the sums referred to in Subsections (1) through (4) above are herein sometimes referred to as the “secured indebtedness” or the “indebtedness secured hereby”).
TO HAVE AND TO HOLD the Property unto Lender, its successors and assigns forever, and Borrower does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof for the purposes and uses herein set forth;
PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Mortgage shall be satisfied and the estate, right, title and interest of Lender in the Property shall cease, and upon payment to Lender of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Lender shall release this Mortgage and the lien hereof by proper instrument.

ARTICLE I
COVENANTS OF BORROWER
For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Mortgage, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Borrower represents, covenants and agrees as follows:
1.1 Warranties of Borrower. Borrower, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Lender, its successors and assigns, that:
(a) Borrower has good, marketable and indefeasible fee simple title to the Property, subject only to those matters (the “Permitted Exceptions”) expressly listed as special exceptions (i.e., not pre-printed or standard exceptions) to coverage in the title insurance policy insuring the lien of this Mortgage and approved by Lender (the “Title Insurance Policy”), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer, encumber and mortgage its interest in the Property in the manner and form hereby done or intended. None of the Permitted Exceptions materially interferes with the security intended to be provided by this Mortgage, the current primary use of the Property or the current ability of the Property to generate income sufficient to service the Loan. Borrower will preserve its interest in and title to the Property and will forever warrant and defend the same to Lender against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure, exercise of any power of sale or other enforcement of this Mortgage, and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Property pursuant to any foreclosure, exercise of any power of sale or otherwise;
(b) The Land and the Improvements and the intended use thereof by Borrower comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any county, state, federal or municipal authorities having or claiming jurisdiction over the Property. The Land and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Land and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders, requirements or laws;
(c) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Land and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements reflected in the Title Insurance Policy;
(d) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Land and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Land and the Improvements without further condition or cost to Borrower;
(e) All curb cuts, driveways and traffic signals shown on the survey delivered to Lender prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;

(f) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting the Property which, if adversely determined, would have a material adverse effect on (a) the Property, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document, or (d) the ability of Borrower to perform any obligations under any Loan Document (collectively, a “Material Adverse Effect”);
(g) As of the date of this Mortgage (i) the Property is free from delinquent water charges, sewer rents, taxes and assessments and from unrepaired damage caused by fire, flood, accident or other casualty, and (ii) no part of the Land or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Borrower’s knowledge and belief, threatened or contemplated;
(h) Except as set forth in the Title Insurance Policy insuring the lien of this Mortgage, no improvements on adjoining properties encroach upon the Property. The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;
(i) There are no security agreements or financing statements affecting any of the Property other than the security agreements and financing statements created in favor of Lender and security agreements and financing statements in respect of the Parent Credit Agreement (as defined in the Loan Agreement);
(j) There are no leases covering any portion of the Property;
(k) The Property is free and clear of any mechanics’ or materialmen’s liens or liens in the nature thereof, and no rights are outstanding that under law would give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Mortgage, except those which are insured against by the Title Insurance Policy;
(l) No Contract or easement, right-of-way, permit or declaration (collectively, “Property Agreements”) provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Mortgage;
(m) Borrower has delivered to Lender true, correct and complete copies of all Property Agreements and no default exists or would exist, with the passing of time, or the giving of notice, or both, under any Property Agreement which would, in the aggregate, have a Material Adverse Effect;
(n) To the best knowledge of Borrower, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth herein. Except as previously disclosed to Lender in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Property (including non-compete agreements) exist in any Property Agreement;
(o) All work, if any, to be performed by Borrower under each of the Property Agreements has been substantially performed, all contributions to be made by Borrower to any party to such Property Agreements have been made, and all other conditions to such party’s obligations thereunder have been satisfied;
(p) The Property is taxed separately without regard to any other real estate and constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Property is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed, pledged, hypothecated, assigned or otherwise dealt with as an independent parcel;
(q) The Property forms no part of any property owned, used or claimed by Borrower as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Property is located. Borrower hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead. The Loan evidenced by the Loan Documents is made and transacted solely for business, investment, commercial or other similar purposes;

(r) There are no outstanding options or rights of first offer or refusal to purchase all or any portion of the Property or Borrower’s interest therein or ownership thereof;
(s) There are no actions, suits, proceedings or orders of record or of which Borrower has notice, and, to the best of Borrower’s knowledge, there are no inquiries or investigations, pending or threatened, in any such case against, involving or affecting the Property, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, alleging the violation of any federal, state or local law, statute, ordinance, rule or regulation relating to Environmental Laws. Furthermore, Borrower has not received any written claim, notice or opinion that the ownership or operation of the Property violates any federal, state or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Laws, and, to the best of Borrower’s knowledge, no valid basis for any proceeding, action or claim of such nature exists;
(t) To the best of Borrower’s knowledge and belief, each tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors;
(u) Except as previously disclosed in writing to Lender, there are no brokerage fees or commissions payable by Borrower with respect to the leasing of the space at the Property, and there are no management fees payable by Borrower with respect to the management of the Property; and
(v) The representations and warranties contained in this Mortgage, or the review and inquiry made on behalf of Borrower therefor, have all been made by persons having the requisite expertise and knowledge to provide such representations and warranties. No statement or fact made by or on behalf of Borrower in this Mortgage or in any certificate, document or schedule furnished to Lender pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading (which may be to Borrower’s best knowledge where so provided herein). There is no fact presently known to Borrower which has not been disclosed to Lender which would have a Material Adverse Effect.
1.2 Defense of Title. If, while this Mortgage is in force, the title to the Property or the interest of Lender therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Borrower, at Borrower’s expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel reasonably approved by Lender, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest.
1.3 Performance of Obligations. Borrower shall pay when due the principal of and the interest on the indebtedness secured hereby including all charges, fees and other sums required to be paid by Borrower as provided in the Loan Documents. In the event that Lender determines that Borrower is not adequately performing any of its obligations under this Mortgage, Lender may, without limiting or waiving any other rights or remedies of Lender hereunder, take such steps with respect thereto as Lender shall deem necessary or proper and any and all costs and expenses reasonably incurred by Lender in connection therewith, together with interest thereon at the default rate under the Note from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

1.4 Insurance. Borrower shall, at Borrower’s expense, maintain in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:
(a) “All-risk” coverage insurance against loss or damage to the Property from all-risk perils, with any and all exclusions subject to Lender approval and otherwise satisfactory to Lender. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Lender’s election, by reference to such indexes, appraisals or information as Lender determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Lender’s approval.
(b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in such amounts as shall be acceptable to Lender (the “Insurance Criteria”) or such lesser amount as Lender in Lender’s sole discretion may accept, for bodily injury, personal injury and property damage. Lender hereby retains the right to periodically review the amount of said liability insurance being maintained by Borrower and to require an increase in the amount of said liability insurance should Lender deem an increase to be reasonably prudent under then existing circumstances.
(c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in amounts as shall be reasonably required by Lender which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.
(d) If the Improvements or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.
(e) In the event the Property is located in an area with a high degree of seismic activity, earthquake insurance in amounts and in form and substance satisfactory to Lender.
(f) During the period of any construction on the Land or renovation or alteration of the Improvements, a so-called “Builder’s All-Risk Completed Value” or “Course of Construction” insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Lender and Worker’s Compensation Insurance covering all persons engaged in such construction, renovation or alteration.
(g) [intentionally omitted].
(h) Law and ordinance coverage in an amount satisfactory to Lender if the Property, or any part thereof, shall constitute a nonconforming use or structure under applicable zoning ordinances, sub-division and building codes or other laws, ordinances, orders and requirements.
(i) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Lender against other insurable hazards or casualties, including, without limitation, excess flood coverage, which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

The all-risk commercial property, general liability, and rental income insurance policies required under Sections 1.4(a), 1.4(b), and 1.4(f) above shall cover perils of terrorism and acts of terrorism and Borrower shall maintain such insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required hereunder at all times during the term of the Loan, provided, however, Borrower’s insurance coverage may exclude perils and acts of terrorism if Borrower also obtains, at Borrower’s sole cost and expense, a Terrorism Policy (hereinafter defined). The term “Terrorism Policy”, as used herein, shall mean a separate stand-alone terrorism insurance policy obtained by Borrower which corresponds to Borrower’s primary insurance exclusion relating to acts or perils of terrorism such that there are no gaps in coverage and being otherwise acceptable to Lender and consistent as to coverage amounts, ratings and conditions with the requirements of this Section 1.4 as it relates to other sorts of insurance coverage. Borrower shall not decline or otherwise terminate any terrorism coverage offered under Borrower’s all-risk policy or liability policy unless a Terrorism Policy is already in place.
All such insurance shall (i) be issued by companies approved by Lender and authorized to do business in the state where the Property is located, with a claims paying ability rating equal to or better than that specified on the Insurance Criteria, (ii) contain the complete address of the Land (or a complete legal description), (iii) be for a term of at least one (1) year, (iv) contain deductibles no greater than that specified in the Insurance Criteria, and (v) be subject to the approval of Lender as to insurance companies, amounts, content, forms of policies, any exclusions, method by which premiums are paid and expiration dates.
Borrower shall as of the date hereof deliver to Lender evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance in a form acceptable to Lender and signed by an authorized agent. Borrower shall renew all such insurance and deliver to Lender certificates evidencing such renewals at least fifteen (15) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Borrower further agrees that all such policies shall provide that proceeds thereunder shall be payable to Lender, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Lender, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Borrower further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days’ prior written notice to Lender prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Lender; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Lender in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of such insurance; and (iii) shall name Lender as an additional insured and waive all rights of subrogation against Lender. The delivery to Lender of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Borrower to Lender as further security for the indebtedness secured hereby. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Borrower in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Lender or other transferee in the event of such other transfer of title. Approval of any insurance by Lender shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Lender may, but shall not be obligated to, procure such insurance and Borrower shall pay all amounts advanced by Lender, together with interest thereon at the default rate of interest under the Note from and after the date advanced by Lender until actually repaid by Borrower, promptly upon demand by Lender. Any amounts so advanced by Lender, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after failure of Borrower to furnish such insurance.

Any failure by Lender to insist on full compliance with all of the above insurance requirements at closing does not constitute a waiver of Lender’s right to subsequently require full compliance with these requirements.
1.5 Payment of Taxes. Borrower shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Mortgage, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Upon request of Lender, Borrower shall furnish Lender with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Borrower may in good faith, by appropriate proceedings and upon notice to Lender, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Lender determines, in its subjective opinion, that such contest suspends the obligation to pay the tax or assessment and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Lender therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Borrower deposits in the Impound Account (as hereinafter defined) an amount determined by Lender to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Borrower shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.
1.6 Tax and Insurance Impound Account. Following a request by Lender, Borrower shall establish and maintain at all times while this Mortgage continues in effect an impound account (the “Impound Account”) with Lender for payment of real estate taxes and assessments and insurance on the Property and as additional security for the indebtedness secured hereby. Borrower shall deposit in the Impound Account an amount determined by Lender to be sufficient (when added to the monthly deposits described herein) to pay the next due annual installment of real estate taxes and assessments on the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof (if paid in one installment). Commencing on the first monthly Payment Date (as defined in the Note) and continuing thereafter on each monthly Payment Date, Borrower shall pay to Lender, concurrently with the monthly payment due under the Note, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Borrower is required to maintain hereunder, each as estimated and determined by Lender. So long as no Event of Default (hereinafter defined) has occurred and is continuing and no circumstance exists, which with the giving of notice, or passage of time, or both, would constitute an Event of Default, all sums in the Impound Account shall be held by Lender in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Borrower shall be responsible for ensuring the receipt by Lender, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no Event of Default has occurred and is continuing and no circumstance exists, which with the giving of notice, or passage of time, or both, would constitute an Event of Default, Lender shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Lender shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. No interest on funds contained in the Impound Account shall be paid by Lender to Borrower and any interest or other earnings on funds deposited in the Impound Account shall be solely for the account of Lender. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Lender for the purposes of the Impound Account, such excess may be credited by Lender on subsequent payments to be made hereunder or, at the option of Lender, refunded to Borrower. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Borrower shall, within ten (10) days after receipt of written notice thereof, deposit with Lender the full amount of any such deficiency.

1.7 [intentionally omitted]
1.8 Security Interest in Reserves.
(a) As additional security for the payment and performance by Borrower of all duties, responsibilities and obligations under the Note and the other Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Lender, and hereby grants to Lender a security interest in the Impound Account, and any other reserve, if any, set forth on any of the other Loan Documents and made a part hereof (collectively, the “Reserves”). Borrower hereby authorizes and consents to the account into which the Reserves have been deposited being held in Lender’s name or the name of any entity servicing the Note for Lender and hereby acknowledges and agrees that Lender, or at Lender’s election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Lender herein may be delivered by Lender at any time to the financial institution wherein the Reserves have been established, and Lender, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Borrower hereby indemnifies and holds Lender harmless with respect to all risk of loss regarding amounts on deposit in the Reserves, except to the extent that any such loss is caused by the gross negligence or intentional misconduct of Lender. Borrower hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Borrower’s direction and is not the exercise by Lender of any right of set-off or other remedy upon an Event of Default. If an Event of Default shall occur, then Lender may, without notice or demand on Borrower, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys’ fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Borrower under the other Loan Documents in such manner as Lender shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Borrower, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Event of Default.
(b) The Reserves are solely for the protection of Lender and entail no responsibility on Lender’s part beyond the payment of the respective costs and expenses in accordance with the terms thereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Mortgage by Lender, any funds in the Reserves shall be turned over to the assignee and any responsibility of Lender, as assignor, with respect thereto shall terminate. Upon full payment of the indebtedness secured hereby in accordance with its terms (or if earlier, the completion of the applicable conditions to release of each Reserve to Lender’s satisfaction) or at such earlier time as Lender may elect, the balance in the Reserves then in Lender’s possession shall be paid over to Borrower and no other party shall have any right or claim thereto.
(c) Any amounts received by Lender from Borrower may be invested by Lender (or its servicer) for its benefit, and Lender shall not be obligated to pay, or credit, any interest earned thereon to Borrower except as may be otherwise specifically provided in this Mortgage.
1.9 Casualty and Condemnation. Borrower shall give Lender prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof (collectively, an “Insured Event”). All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Lender. Lender may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Lender is hereby authorized, in its own name or in Borrower’s name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Borrower shall from time to time deliver to Lender any instruments required to permit such participation. The proceeds of any and all insurance upon the Property shall be collected by Lender and Lender shall have the option, in Lender’s sole discretion, to apply any proceeds so collected either to the restoration of the Property or to the liquidation of the secured indebtedness.

1.10 Mechanics’ Liens. Borrower shall pay when due all claims and demands of contractors, subcontractors, mechanics, materialmen, laborers and others for any work performed or materials delivered for the Land or the Improvements. Notwithstanding the foregoing or Section 1.13 of this Mortgage, Borrower shall not be in default under this Mortgage for failure to pay or discharge any mechanic’s or materialman’s lien asserted against the Property if, and so long as: (i) Borrower shall have notified Lender of same within five (5) days of obtaining knowledge thereof; (ii) Borrower shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property or any part thereof, to satisfy the same; (iii) Borrower shall have furnished to Lender a cash deposit, or an indemnity bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of the mechanic’s or materialman’s lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment or performance of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (v) the failure to or pay the mechanic’s or materialman’s lien claim does not constitute a default under any other deed of trust, mortgage, or security interest covering or affecting any part of the Property; and (vi) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay (and if Borrower shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such claim, notwithstanding such contest, if in the reasonable opinion of Lender the Property shall be in jeopardy or in danger of being forfeited or foreclosed. The cash deposit or bond may be utilized to obtain title insurance insuring around the claim. Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto when a final judgment is entered against the Borrower or the Property or claimant commences foreclosure proceedings with respect to the Property, or Lender determines, with advice of legal counsel, that the entitlement of such claimant is established, or demand or a draw is made by the title company or the title company otherwise requires delivery or deposit elsewhere of all or any portion of the cash deposit if title insurance is obtained.
1.11 Assignment of Rents. Borrower acknowledges and confirms that, as additional collateral security for the payment of the indebtedness secured hereby, and cumulative of any and all rights and remedies herein provided, it has executed and delivered to Lender an Assignment of Rents of even date herewith (the “Assignment”), intending such Assignment to create a present, absolute assignment to Lender of all current or future leases of all or any portion of the Property and Rents. Upon the occurrence of an Event of Default, Lender shall be entitled to exercise any or all of the remedies provided in this Mortgage and in the Assignment, including, without limitation, the appointment of a receiver. The Assignment shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.
1.12 Leases. Borrower covenants and agrees that it shall not, without prior written consent of Lender, enter into any lease affecting any portion of the Property.
1.13 Alienation and Further Encumbrances. Except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.5 hereof, in the event that the Property or any part thereof or interest therein shall be sold (including any installment sales agreement), conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered (subject to Borrower’s rights set forth in Section 1.5 and Section 1.10 of this Mortgage and except for immaterial encumbrances consisting of zoning restrictions, easements or other restrictions on the use of the Property, none of which, in Lender’s reasonable discretion, impair Borrower’s use of the Property in the operation of its business, the value of the Property, and/or Lender’s security for the Loan) or otherwise transferred or Borrower shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Lender being first obtained, which consent may be withheld in Lender’s sole discretion, then the same shall constitute an Event of Default and Lender shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the Maturity Date, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof, provided, however, that any lien (each, a “Payment Lien”) securing a payment obligation not in excess of $50,000 shall not constitute an Event of Default if such Payment Lien is removed, bonded around, or otherwise cured to the reasonable satisfaction of Lender within thirty (30) days after notice thereof from Lender, provided, further, that if at any time Lender determines, in its reasonable discretion, that a foreclosure of such Payment Lien or other forfeiture of the Property as a result of such Payment Lien is likely to occur during such thirty (30) day period, then such Payment Lien shall constitute an immediate Event of Default. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Borrower were prepaying the entire indebtedness secured hereby on the date of such acceleration.

1.14 Payment of Utilities, Assessments, Charges, Etc. Borrower shall pay when due all utility charges which are incurred by Borrower or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Land and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Land and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.
1.15 Access Privileges and Inspections. Lender and the agents, representatives and employees of Lender shall, subject to the rights of tenants, have full and free access to the Land and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Borrower relating to the Property. Borrower shall lend assistance to all such agents, representatives and employees of Lender.
1.16 Waste; Alteration of the Property. Borrower shall not commit, suffer or permit any waste on the Property (including waste in the manner described in Section 5.2 hereof) nor take any actions that might invalidate any insurance carried on the Property. Borrower shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Lender. Without the prior written consent of Lender, Borrower shall not commence construction of any improvements on the Land other than improvements required for the maintenance or repair of the Property.
1.17 Zoning/Use. Without the prior written consent of Lender, Borrower shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Land or the Improvements. Borrower shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Land or the Improvements. Borrower shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Borrower shall keep all licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Property in full force and effect. Borrower shall operate the Property as manufacturing facility for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Land or the Improvements is or becomes a nonconforming use, Borrower shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Lender. Further, without Lender’s prior written consent, Borrower shall not file or subject any part of the Land or the Improvements to any declaration of condominium or cooperative or convert any part of the Land or the Improvements to a condominium, cooperative or other form of multiple ownership and governance.
1.18 [intentionally omitted]
1.19 Further Documentation. Borrower shall, on the request of Lender in Lender’s reasonable discretion and at the expense of Borrower, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in any of the other Loan Documents and promptly execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents or as may be reasonably deemed advisable by Lender to protect, continue or preserve the liens and security interests hereunder, including, without limitation, security instruments, financing statements and continuation statements.

1.20 Payment of Costs; Advances to Protect Property.
(a) Payment of Costs. Borrower shall pay all reasonable costs and expenses of every character incurred in connection with the closing of the Loan or otherwise attributable or chargeable to Borrower as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys’ fees.
(b) Advances to Protect Property. Without limiting or waiving any other rights and remedies of Lender hereunder, if Lender determines that Borrower is not adequately performing or has failed to perform any of its obligations, covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such inadequacy or failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Lender’s interest in the Property or Lender’s right to enforce its security, then Lender may, at its option, with or without notice to Borrower, make any appearances, disburse or advance any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Borrower to perform its covenants and agreements (without, however, waiving any Event of Default). Borrower agrees to pay on demand all expenses of Lender reasonably incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the default rate of interest under the Note from and after the date on which Lender incurs such expenses until reimbursement thereof by Borrower. Any such expenses so incurred by Lender, together with interest thereon as provided above, shall be additional indebtedness of Borrower secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Lender in its sole and absolute discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Borrower hereby acknowledges and agrees that the remedies set forth in this Section 1.20(b) shall be exercisable by Lender, and any and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower with interest thereon at the default rate under the Note, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Borrower of a voluntary case or the filing against Borrower of an involuntary case pursuant to or within the meaning of Title 11, United States Code (the “Bankruptcy Code”), or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Borrower, Lender, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. This indemnity shall survive payment in full of the indebtedness secured hereby. This Section 1.20(b) shall not be construed to require Lender to incur any expenses, make any appearances or take any actions.

1.21 Security Interest. This Mortgage is also intended to encumber and create a security interest in, and Borrower hereby grants to Lender a security interest in all Reserves (as hereinabove defined), fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property, in each case, included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the “Collateral”), whether or not the same shall be attached to the Land or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Land and the Improvements. The foregoing security interest shall also cover Borrower’s leasehold interest in any of the foregoing property which is leased by Borrower. Notwithstanding the foregoing, all of the foregoing property shall be owned by Borrower and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Lender. Borrower shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn out or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Lender, remove from the Land or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Borrower free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Mortgage. All of the Collateral shall be kept at the location of the Land except as otherwise required by the terms of the Loan Documents. Borrower shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.
1.22 Security Agreement. This Mortgage constitutes both a real property mortgage and a “security agreement” between Borrower and Lender with respect to the Collateral in which Lender is granted a security interest hereunder, and, cumulative of all other rights and remedies of Lender hereunder, Lender shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Borrower hereby irrevocably authorizes Lender at any time and from time to time to prepare, file of record in any Uniform Commercial Code jurisdiction or otherwise effectuate new financing statements or financing statement amendments which provide any information required by part 5 of Article 9 of any applicable Uniform Commercial Code, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Lender promptly upon the Lender’s request. Borrower specifically agrees that Lender may cause such financing statements and financing statement amendments to be filed without any signature of a representative of the Borrower appearing thereon, where such filings are permitted by applicable law. Borrower hereby further agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Borrower to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Lender may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Borrower also ratifies its authorization for Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Lender’s reasonable attorneys’ fees and legal expenses), together with interest thereon at the default rate of interest under the Note from the date incurred by Lender until actually paid by Borrower, shall be paid by Borrower on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If notice is required by law, Lender shall give Borrower at least ten (10) days’ prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Borrower, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Borrower. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section 1.22 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Lender pursuant to any applicable Uniform Commercial Code:
(a) In the event of a foreclosure sale, the Property may, at the option of Lender, be sold as a whole; and
(b) It shall not be necessary that Lender take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

(c) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.
Borrower will not change the principal place of business or chief executive office, or change the state of its organization or registration, or change its name, without in each instance the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned. Lender’s consent will, however, be conditioned upon, among other things, the execution and delivery of additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender’s security interest in the Collateral as a result of such changes.
1.23 Easements and Rights-of-Way. Borrower shall not grant any easement or right-of-way with respect to all or any portion of the Land or the Improvements without the prior written consent of Lender. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Lender consents to the grant of an easement or right-of-way, Lender agrees to grant such consent without charge to Borrower other than reasonable expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender in the review of Borrower’s request and, if applicable, in the preparation of documents relating to the subordination of this Mortgage to such easement or right-of-way.
1.24 Compliance with Laws.
(a) Borrower shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Borrower may, upon providing Lender with security satisfactory to Lender, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Borrower shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.
(b) Borrower agrees that the Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 and all other state and local laws and ordinances related to handicapped access and all rules, regulations, and any amendments thereto, and with orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (“Access Laws”). Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

1.25 Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage or the indebtedness secured hereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender (a) it might be unlawful to require Borrower to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Lender may elect, by notice in writing given to Borrower, to declare all of the indebtedness secured hereby to be and become due and payable in full, thirty (30) days from the giving of such notice.
1.26 Borrower’s Waivers. To the full extent permitted by law, Borrower agrees that Borrower shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. To the full extent permitted by law, Borrower shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or any other matters whatsoever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Borrower, for Borrower and Borrower’s successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel waives, releases, relinquishes and forever forgoes: (a) all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) all right to a marshaling of the assets of Borrower, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; (c) all rights and periods of redemption provided under applicable law; and (d) all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the indebtedness secured hereby to the fullest extent permitted by law and agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as hereinafter defined) against the Borrower, whether acting on its own behalf or on behalf of any other party. Without limiting the generality of the foregoing, Borrower shall not (i) provide information regarding the identity of creditors or the nature of creditors’ claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or (ii) pay the legal fees or expenses of any creditor of or interest holder in Borrower with respect to any matter whatsoever. Borrower, for Borrower and Borrower’s successors and assigns, and for any and all persons ever claiming any interest in the Property hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes any and all rights to require a minimum bid or an “upset” price in the event of the foreclosure of the liens and security interest hereby created.
1.27 [intentionally omitted].
1.28 Contractual Statute of Limitations. Borrower hereby agrees that any claim or cause of action by Borrower against Lender, or any of Lender’s directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Lender or by Lender’s directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Borrower first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Lender or any other person authorized to accept service of process on behalf of Lender, within thirty (30) days thereafter. Borrower agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Lender. This provision shall survive any termination of this Mortgage or any of the other Loan Documents.

1.29 [intentionally omitted].
1.30 Hazardous Materials and Environmental Concerns.
(a) Borrower hereby represents and warrants to Lender, after due inquiry and investigation, that, as of the date hereof: (i) the Property is in full compliance with, and to the best of Borrower’s knowledge, information and belief, the Property has been in full compliance with, all local, state or federal laws, rules and regulations pertaining to environmental regulation, contamination, remediation or human health or safety (including the regulation or remediation of Hazardous Substances as defined below) (collectively, “Environmental Laws”), all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, radon, lead-based paint, flammable explosives, radioactive materials, infectious substances or raw materials which may include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, “Hazardous Substances”) are located on or have been handled, manufactured, generated, stored, processed, transported to or from, or disposed of on or Released or discharged from the Property (including soil and groundwater beneath the Property) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial, administrative or other notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor is Borrower aware of any basis for such lien, notice or action; (iv) there are no underground storage tanks or other underground storage receptacles (whether active or abandoned) used to store Hazardous Substances on the Property; (v) Borrower has received no notice of, and to the best of Borrower’s knowledge and belief, there does not exist any investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Borrower know of any basis for such investigation, action, proceeding or claim; (vi) Borrower has received no notice that, and, to the best of Borrower’s knowledge and belief there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property, nor does Borrower know of any basis for such notice or claim; and (vii) there are no present environmental conditions or events or, to the best of Borrower’s knowledge, past environmental conditions or events on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.
(b) Borrower shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental Laws) and in full compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants (except those substances used by tenants in the ordinary course of their activities and in compliance with all Environmental Laws), invitees and trespassers, and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. Prior to any construction, renovation or any other activities at the Property which might, in Lender’s determination, disturb any suspect asbestos or lead-based paint containing material, Borrower shall conduct an asbestos or lead-based paint survey, as applicable, in form and substance satisfactory to Lender or, if applicable, as specified in any Environmental Laws. If asbestos or lead-based paint containing material is discovered as a result of such survey, Borrower shall comply with all federal, state laws, local ordinances and all regulations concerning the removal and disposal of such materials, including all worker protection practices and standards. If required by Lender or under any Environmental Law, Borrower shall further maintain an Operations and Maintenance Program (“O&M Program”) for the management of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

(c) Borrower shall promptly notify Lender if Borrower shall become aware of (i) any Release or threatened Release of Hazardous Substances at, on, under, from or affecting or threatening to affect the Property (except those substances used by Borrower or tenants in the ordinary course of their business or activities, respectively, and in compliance with all Environmental Laws), (ii) any lien or filing of lien, action or notice affecting or threatening to affect the Property or Borrower resulting from any violation or alleged violation of Environmental Law, (iii) any investigation, inquiry or proceeding concerning Borrower or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Substances, or (iv) any occurrence, condition or state of facts which would render any representation or warranty in this Section incorrect in any respect if made at the time of such discovery. Further, immediately upon receipt of the same, Borrower shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential non-compliance with any Environmental Laws in connection with the Property or presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property (except those substances used in the ordinary course of its business and in compliance with all Environmental Laws). Borrower shall, promptly, at Borrower’s sole cost and expense, take all actions as shall be necessary or advisable for compliance with the terms of this Section 1.30 or for the remediation of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment, remedial and response actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender) and shall further pay or cause to be paid, at no expense to Lender, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so (1) Lender may, but shall not be obligated to, undertake remediation at the Property or other affected property necessary to bring the Property into conformance with the terms of Environmental Laws, and (2) Borrower hereby grants to Lender and its agents and employees access to the Property and a license to do all things Lender shall deem necessary to bring the Property into conformance with Environmental Laws. Any and all costs and expenses reasonably incurred by Lender in connection therewith, together with interest thereon at the default rate of interest under the Note from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. BORROWER COVENANTS AND AGREES, AT BORROWER’S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO LENDER), AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’, CONSULTANTS’ AND EXPERTS’ FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (A) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER, AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF BORROWER; (B) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO OR AFFECTING OR THREATENING TO AFFECT THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF BORROWER; (C) THE FAILURE BY BORROWER TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 1.30; (D) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS SECTION 1.30; OR (E) THE ENFORCEMENT OF THIS SECTION 1.30, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT,

CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. THE INDEMNITY SET FORTH IN THIS SECTION 1.30(c) SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.30(c), AND ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER ARISING OUT OF OR RELATING TO INJURY OR DEATH DUE TO EXPOSURE FROM HAZARDOUS SUBSTANCES THAT MAY BE PRESENT OR RELEASED AT, ON, UNDER OR FROM THE PROPERTY. LENDER’S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF LENDER UNDER THIS MORTGAGE, THE NOTE AND THE OTHER LOAN DOCUMENTS.
(d) Upon Lender’s request, at any time after the occurrence of an Event of Default or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been handled, generated, stored, processed, transported to or from, or Released or discharged from or disposed of on or around the Property (other than in the normal course of Borrower’s or the tenants’ business or activities, respectively, and in compliance with all Environmental Laws) or that Borrower, any tenant or the Property may be in violation of Environmental Laws, Borrower shall provide, at Borrower’s sole cost and expense, an environmental site assessment or environmental compliance audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender to determine (i) whether there has been a Release or threatened Release of Hazardous Substances at, on, under, or from the Property onto adjoining properties, and (ii) if the Property is in full compliance with Environmental Laws (including as to asbestos containing material and lead-based paint). If Borrower fails to provide such assessment or audit within thirty (30) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such assessment or audit. The cost of such assessment or audit, together with interest thereon at the default rate of interest under the Note from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.
(e) Without limiting the foregoing, Lender and its authorized representatives may, during normal business hours and at its own expense, inspect the Property and Borrower’s records related thereto for the purpose of determining compliance with Environmental Laws and the terms and conditions of this Section 1.30.
(f) As used herein, the term “Release” or “Released” shall include, without limitation, any intentional or unintentional placing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, discarding or abandoning of any Hazardous Substance.

1.31 Indemnification; Subrogation.
(a) BORROWER SHALL INDEMNIFY, DEFEND AND HOLD LENDER HARMLESS AGAINST: (i) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDER’S OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED INDEBTEDNESS, (ii) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, LIENS, CHARGES, ENCUMBRANCES, COSTS AND EXPENSES (INCLUDING LENDER’S ATTORNEYS’ FEES, TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY LENDER UNDER ANY LEASE OR OCCUPANCY AGREEMENT, FOR ANY LOSS ARISING IN CONNECTION WITH THE SECURED INDEBTEDNESS, THIS MORTGAGE, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY LENDER OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS MORTGAGE, (iii) ANY LIENS (WHETHER JUDGMENTS, MECHANICS’, MATERIALMEN’S OR OTHERWISE), CHARGES AND ENCUMBRANCES FILED AGAINST THE PROPERTY, AND (iv) ANY CLAIMS AND DEMANDS FOR DAMAGES OR INJURY, INCLUDING CLAIMS FOR PROPERTY DAMAGE, PERSONAL INJURY OR WRONGFUL DEATH, ARISING OUT OF OR IN CONNECTION WITH ANY ACCIDENT OR FIRE OR OTHER CASUALTY ON THE LAND OR THE IMPROVEMENTS OR ANY NUISANCE OR TRESPASS MADE OR SUFFERED THEREON, INCLUDING, IN ANY CASE, ATTORNEYS’ FEES, COSTS AND EXPENSES AS AFORESAID, WHETHER AT PRETRIAL, TRIAL OR APPELLATE LEVEL FOR ANY CIVIL, CRIMINAL OR ADMINISTRATIVE PROCEEDINGS. SHOULD LENDER INCUR ANY LIABILITY UNDER THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, TOGETHER WITH INTEREST THEREON AT THE DEFAULT INTEREST RATE (AS DEFINED IN THE NOTE) FROM THE DATE INCURRED BY LENDER UNTIL ACTUALLY PAID BY BORROWER, SHALL BE IMMEDIATELY DUE AND PAYABLE TO LENDER BY BORROWER ON DEMAND AND SHALL BE SECURED HEREBY AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE. HOWEVER, NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE BORROWER TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS OR EXPENSES ASSERTED AGAINST, IMPOSED ON OR INCURRED BY LENDER BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. THIS INDEMNITY SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY.
(b) Lender may engage the services of attorneys if it is made a party defendant to any litigation (or threatened action or claim) or to enforce the terms of this Mortgage or to protect its rights hereunder, and in the event of any such engagement, Borrower shall pay Lender’s attorneys’ fees (together with reasonable appellate counsel fees, if any), consultants’ fees, experts’ fees and expenses reasonably incurred by Lender, whether or not an action is actually commenced against Borrower. All references to “attorneys” in this Subsection and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by Lender and Lender’s in-house counsel, and all references to “fees and expenses” in this Subsection and elsewhere in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Lender’s in-house counsel.
(c) A waiver of subrogation shall be obtained by Borrower from its insurance carrier and, consequently, Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, Borrower’s property or the property of others under Borrower’s control from any cause insured against or required to be insured against by the provisions of this Mortgage.
1.32 No Broker. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. BORROWER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITIES, COSTS AND EXPENSES OF ANY KIND (INCLUDING LENDER’S ATTORNEYS’ FEES AND EXPENSES) IN ANY WAY RELATING TO OR ARISING FROM A CLAIM THAT ANY PERSON OR ENTITY ACTED ON BEHALF OF BORROWER OR LENDER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN. The provisions of this Section 1.32 shall survive any release or termination of this Mortgage whether occasioned by a repayment of the indebtedness secured hereby or otherwise.

ARTICLE II
EVENTS OF DEFAULT
2.1 Events of Default. The occurrence of one or more of the following events shall be an “Event of Default” hereunder:
(a) Borrower fails to pay any sum of money, as it becomes due and payable, whether at the scheduled due date thereof or when accelerated pursuant to any power to accelerate, or otherwise; or
(b) [intentionally omitted]; or
(c) Borrower fails to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.16 or Section 1.30 hereof; or
(d) Borrower fails to punctually and properly perform, observe or comply with any covenant, agreement, undertaking or condition contained herein, and such failure shall continue for thirty days after the earlier of the actual knowledge thereof by Senior Management (as defined in the Loan Agreement) or notice thereof from Lender, provided, however, that if such failure is susceptible of cure, but cannot be curred within such 30 day period, and if Borrower has commenced to such such failure within such 30-day period, such period shall be extended for an additional period of time as is reasonably necessary for Borrower to cure such failure, not to exceed sixty (60) days; or
(e) Any representation or warranty made herein to Lender by Borrower is determined by Lender to have been false or misleading in any material respect as of the date of the Mortgage; or
(f) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, or any portion thereof or any interest therein, in violation of Section 1.13 hereof; or
(g) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided which has not been waived; or
(h) [intentionally omitted]; or
(i) [intentionally omitted]; or
(j) the levy against the Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within sixty (60) days after the levy; or
(k) the appointment of a receiver, trustee or custodian of Borrower, or of the Property or any part thereof, which receiver, trustee or custodian is not discharged within sixty (60) days after the appointment; or
(l) [intentionally omitted]; or
(m) the filing by Borrower of either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Lender or Trustee granted in the Note, herein or in any Loan Document; or
(n) [intentionally omitted]; or

(o) [intentionally omitted]; or
(p) abandonment by Borrower of all or any portion of the Property; or
(q) dissolution or liquidation of the Borrower or termination or forfeiture of Borrower’s right to do business; or
(r) [intentionally omitted]; or
(s) [intentionally omitted].
ARTICLE III
REMEDIES
3.1 Remedies Available. If there shall occur an Event of Default, then this Mortgage is subject to foreclosure as provided by law and Lender may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:
(a) Acceleration. Accelerate the Maturity Date and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Borrower), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.
(b) Entry on the Property. Without in any way curing or waiving any Event of Default of Borrower, either in person or by agent or by court-appointed receiver, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process are waivable, in which case Borrower hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Lender’s judgment to complete any unfinished construction on the Land, to preserve and/or enhance the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof, and all sums expended by Lender therefor, together with interest thereon at the default rate of interest under the Note, shall be immediately due and payable to Lender by Borrower on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.
(c) Collect Rents and Profits. With or without taking possession of the Property, sue for or otherwise collect the Rents and Profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, all in such order as Lender in its discretion may determine.
(d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application, ex parte, to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Borrower and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Borrower or any person or persons liable for the payment of the indebtedness secured hereby, and Borrower does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Lender to receive payment of the Rents and Profits pursuant to other terms and provisions of this Mortgage or the Assignment. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Lender, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in lieu of foreclosure. Lender shall also be entitled to the appointment of a receiver in the circumstances described in Section 5.2 hereof.

(e) Foreclosure. Immediately commence an action to foreclose this Mortgage by advertisement or judicial proceedings pursuant to applicable law or to specifically enforce its provisions or any of the indebtedness secured hereby, pursuant to the statutes in such case made and provided, and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender. Without limitation of the foregoing, Lender shall be entitled to sell, release, and convey the Property at public sale and to execute and deliver to the purchasers at such sale good and sufficient deeds of conveyance, rendering any surplus funds, after payment of the indebtedness secured hereby in full and the expense of such sale, including attorneys’ fees as provided by law, to Borrower all in accordance with Chapter 32 of the Michigan Revised Judicature Act, as the same may be amended from time to time, and any similar statutory provisions which may hereafter be enacted in addition thereto or in substitution therefor.
(1) In the event foreclosure by advertisement or judicial proceedings are initiated or filed by Lender, all expenses incident to such proceedings, including, but not limited to, attorneys’ fees and costs, shall be paid by Borrower and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the default rate of interest under the Note, any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys’ fees and any other amounts due and unpaid to Lender under the Loan Documents, may be bid by Lender in the event of a foreclosure sale hereunder. In the event of a foreclosure by advertisement or a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Lender or its assigns may become the purchaser of the Property or any part thereof.
(2) Lender may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Mortgage on the remaining portion of the Property.
(f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Lender, to enforce the payment of the indebtedness secured hereby or the other obligations of Borrower hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Mortgage as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Lender or its assigns may become the purchaser of the Property. This remedy shall be cumulative of any other non-judicial remedies available to the Lender with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Lender.
(g) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

3.2 Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied, to the extent funds are so available, to the following items in such order as Lender in its discretion may determine:
(a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Lender’s right and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers’ fees, court costs, attorneys’, accountants’, appraisers’, auctioneers’, managers’ and other professionals’ fees, title charges and transfer taxes.
(b) To payment of all sums expended by Lender under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the default rate of interest under the Note.
(c) To payment of the secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the default rate of interest under the Note and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Lender chooses in its sole discretion.
(d) The remainder, if any, of such funds shall be disbursed to Borrower or to the person or persons legally entitled thereto.
3.3 Right and Authority of Receiver or Lender in the Event of Default; Power of Attorney. Upon the occurrence of an Event of Default, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Lender’s or the receiver’s sole discretion, all at Borrower’s expense, Lender or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Borrower and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Lender may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Lender’s sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Lender as attorney-in-fact and agent of Borrower or in its own name as Lender, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Borrower or Lender; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Lender by this Mortgage; and (r) do any acts which Lender in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Borrower or Lender, at the request of Lender, to pay all amounts owing under any lease, contract, concession, license or other agreement to Lender without proof of the Event of Default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Borrower in so doing) any request, notice or demand by Lender for the payment to Lender of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default has actually occurred or is then existing. Borrower hereby constitutes and appoints Lender, its assignees, successors, transferees and nominees, as Borrower’s true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Borrower’s name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Lender in connection with any action taken under this Section 3.3, together with interest thereon at the default rate of interest under the Note from the date of making such advancement by Lender until actually paid by Borrower, shall be a demand obligation owing by Borrower to Lender and shall be secured by this Mortgage and by every other instrument securing the secured indebtedness.

3.4 Occupancy After Foreclosure. In the event there is a foreclosure or comparable sale or sales hereunder and at the time of such sale or sales, Borrower or Borrower’s representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Borrower (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Lender or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Land is located. In addition, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for summary proceedings to obtain possession of the Property in the appropriate court of the county in which the Land is located in accordance with Michigan law.
3.5 Notice to Account Debtors. Lender may, at any time after an Event of Default, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Borrower included in the Property to pay Lender or its agent directly. Borrower shall at any time or from time to time upon the request of Lender provide to Lender a current list of all such account debtors and obligors and their addresses.
3.6 Cumulative Remedies. All remedies contained in this Mortgage are cumulative and Lender shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise. No act of Lender shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender. No delay or failure by Lender to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any Event of Default. Lender may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.
3.7 Payment of Expenses. Borrower shall pay on demand all of Lender’s expenses reasonably incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Lender until actually paid by Borrower at the default rate of interest under the Note, and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.
3.8 No Obligation. Nothing contained herein shall obligate Lender to enforce any of its rights or remedies hereunder or to remedy any circumstances leading to the occurrence of any default hereunder.

ARTICLE IV
MISCELLANEOUS TERMS AND CONDITIONS
4.1 Time of Essence. Time is of the essence with respect to all provisions of this Mortgage.
4.2 Release of Mortgage. If and when Borrower has paid all of the secured indebtedness as the same becomes due and payable, then, and in such event only, all rights under this Mortgage shall terminate, except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Lender in due form at Borrower’s cost. Borrower shall be responsible for the recordation of such release and payment of any recordation costs associated therewith.
4.3 Certain Rights of Lender. Without affecting Borrower’s liability for the payment of any of the indebtedness secured hereby, Lender may from time to time and without notice to Borrower: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Mortgage or any agreement subordinating the lien hereof.
4.4 Notices. Any notice, report, demand, request or other instrument authorized or required to be given or furnished under this Mortgage (collectively, the “Notices”) shall be given and deemed effective as provided in the Loan Agreement.
4.5 Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Borrower and the successors and assigns of Borrower, including all successors in interest in and to all or any part of the Property, and shall inure to the benefit of Lender and its successors and assigns and shall constitute covenants running with the land. If Borrower consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Borrower.
4.6 Severability. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision.
4.7 Gender. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.
4.8 Waiver; Discontinuance of Proceedings. Lender may waive any single Event of Default or any circumstance, which with the giving of notice, or passage of time, or both, would constitute an Event of Default, without waiving any other prior or subsequent Event of Default or circumstance. Lender may further remedy any Event of Default or such circumstance without waiving the Event of Default or circumstance so remedied. Neither the failure or delay by Lender in exercising any right, power or remedy with respect to an Event of Default or with respect to any circumstance, which with the giving of notice, or passage of time, or both, would constitute an Event of Default, shall be construed as a waiver of such Event of Default or circumstance or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of an Event of Default hereunder.

4.9 Section Headings. The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.
4.10 GOVERNING LAW. THIS MORTGAGE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.
4.11 Counting of Days. The term “days” when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Land is located, the period shall be deemed to end on the next succeeding business day; provided, however, that in the case of payments due by Borrower to Lender on a Saturday, Sunday or holiday (e.g., monthly deposits into Reserves, payments on the Note, etc.) such payments shall be deemed due on the immediately preceding business day. The term “business day” or “Business Day” when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized by law to be closed.
4.12 Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Borrower’s request and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.
4.13 Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.
4.14 Cross Default. An Event of Default under this Mortgage shall also constitute an Event of Default under each of the other Loan Documents.
4.15 Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (if applicable pursuant to the laws of the state in which the Property is located), bear interest at the default rate of interest under the Note.
4.16 Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.
4.17 No Merger. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof shall not merge in fee simple title to the Property.

4.18 Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Lender to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents, to extend the Maturity Date, to increase the amount of the indebtedness secured hereby, to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.
4.19 Lender May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or the principals, members or general partners in Borrower, or their respective creditors or property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.
4.20 After-Acquired Property. All property acquired by Borrower after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further mortgage, deed, conveyance or assignment become subject to the lien and security interest created by this Mortgage.
4.21 No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Lender pursuant to the Loan Documents, including, but not limited to, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Lender.
4.22 Duplicate Originals; Counterparts. This Mortgage may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall constitute a single instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Mortgage may be detached from any counterpart of this Mortgage without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Mortgage identical in form hereto but having attached to it one or more additional signature pages. The failure of any party hereto to execute this Mortgage, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
4.23 [Intentionally omitted].
4.24 Recording and Filing. Borrower will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Lender shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Borrower shall reimburse Lender, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.
4.25 Entire Agreement and Modifications. This Mortgage and the other Loan Documents contain the entire agreements between the parties and supersede any prior agreements (oral or written), and may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.

4.26 Maximum Interest. The provisions of this Mortgage and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid (“Interest”) to Lender for the use, forbearance, retention or detention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments judicially or otherwise under law deemed to be Interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions and renewals thereof until payment in full of the principal balance of the Note so that the Interest thereon for such full term will not at any time exceed the maximum amount permitted by applicable law. This Section will control all agreements between Borrower and Lender.
4.27 Application of Default Interest Rate Not a Waiver. Application of the default rate of interest under the Note shall not be deemed to constitute a waiver of any Event of Default or any rights or remedies of Lender under this Mortgage, any other Loan Document or applicable legal requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the default rate of interest under the Note may be invoked.
4.28 [intentionally omitted].
4.29 [intentionally omitted].
4.30 [intentionally omitted].
4.31 Fixture Filing. This Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. The mailing address of Borrower and the address of Lender from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

ARTICLE V
STATE SPECIFIC PROVISIONS
5.1 Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article V and the other provisions of this Mortgage, the terms and conditions of this Article V shall control.
5.2 Certain Matters Relating to the Property. With respect to the Property, notwithstanding anything contained herein to the contrary:
(a) Lender shall have all the rights, benefits and privileges set forth in this Mortgage subject to the provisions of MCL 554.231, MCL 554.211 et seq. and MCL 565.81 et seq. It is the intention of the parties that the provisions of this Mortgage, and all of the rights and powers granted or reserved to Lender hereunder, shall be construed and enforced to the broadest extent permissible under applicable Michigan law governing assignments of leases and rents including, without limitation, MCL 554.231 et seq. Any provision contained herein which would, as drafted, violate any provision of, or be in any respect unenforceable under, Michigan law shall be automatically deemed to be modified to the extent necessary, consistent with its purpose, to render such provision enforceable under Michigan law. Borrower hereby absolutely and unconditionally assigns and transfers to Lender all of the Leases and Rents. Lender shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Michigan Public Acts of 1953, as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554.231, et seq.) and Act No. 228 of the Michigan Public Acts of 1925, as amended by Act. No. 55 of the Michigan Public Acts of 1933 (MCLA 554.211, et seq.). The collection of Rents by Lender shall in no way waive the right of Lender to foreclosure this Mortgage upon the occurrence of an Event of Default. The assignment of Leases and Rents herein shall run with the land and be good and valid against Borrower or those claiming by, under or through Borrower, from the date of recording of this Mortgage. This assignment shall continue to be operative during foreclosure or any other proceedings taken to enforce this Mortgage. In the event of a sale or foreclosure which shall result in a deficiency, the assignment of Leases and Rents shall stand as security during the redemption period for the payment of such deficiency. This assignment shall not be construed as obligating Lender to perform any of the covenants or undertakings required to be performed by Borrower under any such assigned Lease. It is further the intent of Borrower and Lender that the Rents hereby absolutely assigned are no longer, during the term of this Mortgage, property of Borrower or property of any estate of Borrower as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Borrower. The term “Rents” as used herein shall mean the gross rents without deduction or offsets of any kind.
(i) Notice of Absolute Assignment. BORROWER ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT OF RENTS TO LENDER UNDER THIS MORTGAGE IS AND IS INTENDED TO BE AN ABSOLUTE PRESENT ASSIGNMENT OF RENTS PURSUANT TO MCLA 554.231 ET SEQ., MCLA 565.81 ET SEQ., AND TO THE EXTENT APPLICABLE MCLA 554.211 ET SEQ. As such, upon the occurrence of an Event of Default and after any applicable cure periods, if any, and without any action by Lender, Borrower shall have no further right to collect or otherwise receive such Rents, which will be the absolute and sole property of Lender pursuant to those statutes.
(ii) Waiver of Notice of Exercise. BORROWER HEREBY WAIVES ANY RIGHT TO NOTICE, OTHER THAN SUCH NOTICE AS MAY BE PROVIDED IN ACT 210 OF THE PUBLIC ACTS OF MICHIGAN OF 1953 AND ACT 66 OF THE PUBLIC ACTS OF MICHIGAN OF 1956, EACH AS AMENDED OR SUPERSEDED, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO LENDER’S EXERCISE OF ITS RIGHTS UNDER THIS MORTGAGE AND/OR THE ASSIGNMENT WITH RESPECT TO THE ASSIGNMENT OF RENTS GRANTED TO LENDER HEREUNDER OR UNDER THE SEPARATE ASSIGNMENT OF LEASES AND RENTS GRANTED TO LENDER IN CONNECTION WITH THIS MORTGAGE EXCEPT AS PROVIDED HEREIN.

(b) THIS MORTGAGE IS A “FUTURE ADVANCE MORTGAGE” PURSUANT TO MCL 565.901. ALL FUTURE ADVANCES UNDER THIS MORTGAGE OR UNDER ANY OF THE LOAN DOCUMENTS SHALL HAVE THE SAME PRIORITY AS IF THE FUTURE ADVANCE WAS MADE ON THE DATE THAT THIS MORTGAGE WAS RECORDED. THIS MORTGAGE SHALL SECURE ALL INDEBTEDNESS OF BORROWER, ITS SUCCESSORS AND ASSIGNS, UNDER THIS MORTGAGE, WHENEVER AND HOWEVER INCURRED. NOTICE IS HEREBY GIVEN THAT THE INDEBTEDNESS SECURED HEREBY MAY INCREASE AS A RESULT OF ANY EVENT OF DEFAULT BY BORROWER DUE TO, FOR EXAMPLE AND WITHOUT LIMITATION, UNPAID INTEREST OR LATE CHARGES, UNPAID TAXES OR UNPAID INSURANCE PREMIUMS WHICH LENDER ELECTS TO ADVANCE PURSUANT TO THE TERMS OF THIS MORTGAGE, DEFAULTS UNDER LEASES THAT LENDER ELECTS TO CURE, ATTORNEYS’ FEES OR COSTS INCURRED IN ENFORCING THE LOAN DOCUMENTS OR OTHER EXPENSES INCURRED BY LENDER IN PROTECTING THE PREMISES, THE SECURITY OF THIS MORTGAGE OR LENDER’S RIGHTS AND INTERESTS.
(c) In the Event of Default, power is granted to Lender to sell the Property or any part thereof at public auction and to convey same to the purchaser after notice as required by the statutes of the State of Michigan for foreclosure of mortgages by advertisement being Sections 600.3201, et seq., Michigan Compiled Laws, as amended.
(d) This Mortgage contains a power of sale which permits Lender to cause the Property to be sold by advertisement rather than pursuant to court action; and Borrower hereby voluntarily and knowingly waives any right Borrower may have by virtue of any applicable constitutional provision or statute to any notice or court hearing prior to the exercise of the power of sale, except as may be expressly required by the Michigan statute governing foreclosures by advertisement. By execution of the Mortgage, Borrower represents and acknowledges that the meaning and the consequences of the foregoing have been discussed as fully as desired by Borrower with Borrower’s legal counsel.
(e) As additional security for the secured indebtedness and performance of the covenants and agreements herein and in any other agreement contained, pursuant to Michigan Compiled Laws 554.231 et seq., as amended, Borrower hereby assigns and conveys to Lender and grants Lender security interests in any and all leases, written or unwritten, of the Property or any part thereof, heretofore, now or hereafter entered into and demising any part of the Property, and all rents, issues, income and profits derived from the use of the Property or any portion thereof, whether due or to become due.
(f) Borrower’s failure, refusal or neglect to pay any taxes levied against the Property or any insurance premiums due upon policies of insurance covering the Property, shall constitute waste under Michigan Compiled Laws 600.2927, and Lender shall have a right to appointment of a receiver of the Property and of the earnings, income and profits thereof, with such powers as the court making such appointment confers, and Borrower hereby irrevocably consents to such appointment in such event, and agrees to pay Lender’s costs and expenses incurred in such proceeding, including reasonable attorneys’ fees. Payment by Lender for and on behalf of Borrower of any delinquent taxes, assessments, or insurance premiums payable by Borrower under the terms of this Mortgage shall not cure the Event of Default herein described, nor shall it in any manner impair Lender’s right to the appointment of a receiver as set forth herein.

(g) Waste: Failure of the Borrower to pay any taxes, assessments or governmental charges levied or assessed against the Property, or any part thereof, or any installment of any such tax, assessment or charge, or any premium upon any such tax, assessment or charge, or any premium upon any policy of insurance covering any part of the Property, at the time or times such taxes, assessments, charges, installments thereof or insurance premiums are due and payable, shall constitute waste, and in accordance with the provisions of Act No. 236 of the Public Acts of Michigan for 1961, as amended, shall entitle Lender to exercise the remedies afforded by applicable law. Payment by the Lender for and on behalf of the Borrower of any such delinquent tax or insurance premium properly payable by Borrower under the terms of this Mortgage, shall not cure the default herein described nor shall it in any manner impair the Lender’s right to the appointment of a receiver on account thereof. Upon the happening of any such acts of waste and on proper application made therefore by Lender to a court of competent jurisdiction, the Lender shall forthwith be entitled to the appointment of a receiver of the Property hereby mortgaged and of the earnings, income, issues and profits thereof, with such powers as the court making such appointment shall confer; the Borrower hereby irrevocably consents to such appointment and waives notice of any application therefore.
(h) Power of Sale; Waiver. WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MAY BE FORECLOSED BY ADVERTISEMENT UNDER THE PROVISIONS OF MCLA 600.3201 (OR ANY SUCCESSOR PROVISION). IN FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND POSTING OF A COPY OF THE NOTICE ON THE MORTGAGED ESTATE. IF THIS MORTGAGE IS FORECLOSED BY ADVERTISEMENT, BORROWER HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF MICHIGAN IN CONNECTION WITH SAID FORECLOSURE BY ADVERTISEMENT TO: (A) ALL NOTICES OF SALE OR ANY NOTICES OF A HEARING IN CONNECTION WITH THE ABOVE MENTIONED FORECLOSURE BY ADVERTISEMENT, EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT; (B) A HEARING PRIOR TO SALE; OR (C) ANY OTHER RIGHT BORROWER MAY HAVE TO REQUIRE A JUDICIAL FORECLOSURE. If Lender shall elect to foreclose this Mortgage by advertisement, Lender may institute a proceeding to sell the Property pursuant to the power of sale granted hereunder at such time, place and in such manner as may be prescribed by applicable law, the proceeds of such sale shall be applied first, to the costs and expenses incurred by Lender in conducting such sale; second, to the costs and expenses of Lender in enforcing its rights and remedies under the Loan Documents; third to payment of all indebtedness secured hereby and all interest accrued thereon; and fourth, the remainder, if any, shall be paid to Borrower or to whomever shall be entitled thereto.
(i) Rents/Profits.
(i) As additional security for the payment of the indebtedness secured hereby, insurance premiums, taxes and assessments, at the time and in the manner herein agreed, and for the performance of the covenants and agreements herein contained, pursuant to Act 210 of the Public Acts of Michigan of 1953, as amended, the Borrower does hereby sell, assign, transfer and set over unto the Lender herein, its successors and assigns, all the rents, profits and income under any lease or leases of the Property (including any extensions, amendments or renewals thereof), whether due or to become due, including all such leases in existence or coming into existence during the period this Mortgage is in effect. This assignment of rents shall run with the land and be good and valid as against the Borrower herein or those claiming by, under or through the Borrower, from the date of the recording of this instrument. This assignment shall continue to be operative during the foreclosure or any other proceedings taken to enforce this Mortgage. In the event of a sale or foreclosure which shall result in a deficiency, this assignment shall stand as security during the redemption period for the payment of such deficiency. This assignment is given as collateral security only and shall not be construed as obligating Lender to perform any of the covenants or undertakings required to be performed by Borrower contained in any such assigned leases.
(ii) In the event that the Borrower fails, refuses or neglects to deliver or surrender such possession, the Lender shall be entitled to the appointment of a receiver of the Property hereby mortgaged and of the earnings, income, issue and profits thereof, with such powers as the court making such appointment may confer.

(iii) Borrower agrees to execute and deliver to Lender assignments of rents on all future leases on the mortgaged Property during the term of this Mortgage, such assignments to be in the form and manner satisfactory to Lender. Any default by the Borrower under the terms and/or conditions of any such assignment shall constitute an Event of Default under the terms and conditions of this Mortgage, entitling the Lender to exercise any and all of the rights and remedies provided by this Mortgage. If the Borrower shall fail to perform and discharge any of the obligations, covenants and agreements required to be performed by it under any such assignment of lease, the Lender may elect to perform the same; any sums which may be so paid out by the Lender, including the cost, expenses and attorneys’ fees paid out in any suit affecting the same, shall bear interest at the default rate provided in the Notes, from the dates of such payments, shall be paid by Borrower to Lender upon demand and shall be deemed a part of the indebtedness secured hereby and recoverable as such in all respects. Borrower shall assign to the Lender, upon request, as further security for the Indebtedness secured hereby, the Borrower’s interest in all agreements, contracts, licenses and permits affecting the Property, such assignments to be made by instruments in form satisfactory to the Lender; but no such assignment shall be construed as a consent by the Lender to any agreement, contract, license or permit so assigned, or to impose upon the Lender any obligations with respect thereto.
(iv) The provisions of this Section 5.2(i) are not intended to evidence an additional recordable event, as may be prohibited by Act 459 of the Public Acts of Michigan of 1996, but rather are included in this Mortgage for purposes of complying with applicable requirements of Act 210 of the Public Acts of Michigan of 1953, as amended.
(j) IN ANY SALE OF THE PROPRTY MADE PURSUANT TO THIS MORTGAGE, LENDER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAY ELECT TO DEEM ALL OF THE PROPERTY COVERED BY THIS MORTGAGED TO BE REAL PROPERTY FOR PURPOSES THEREOF.
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IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Mortgage to be effective as of the date set forth in the first paragraph hereof.

BORROWER:

WOODARD-CM, LLC,
a Delaware limited liability company

By:	Craftmade International, Inc.,
a Delaware corporation,
its sole member

	By:	/s/ C. Brett Burford

		Name:	C. Brett Burford
		Title:	Secretary and Chief Financial Officer